EVENTS DURING THE REPORTING PERIOD	6 Months Ended
Jun. 30, 2023
Events During Reporting Period [Abstract]
EVENTS DURING THE REPORTING PERIOD
NOTE 6 - EVENTS DURING THE REPORTING PERIOD

a.	Acquisition of Roseman Engineering Ltd.

On April 1, 2024, (hereinafter "the acquisition date") the Company completed the acquisition of the entire share capital of Roseman Engineering Ltd. and Roseman Holdings Ltd. (hereinafter, together, "Roseman"). Roseman, a private entity incorporated under the laws of Israel, manage smart systems in the fields of refueling, charging stations and management systems for forecourts and vehicle fleets. The purchase consideration comprises of cash in amount of approximately $4,089 thousands (NIS 15,200 thousands), deferred consideration in amount of approximately $769 thousands (NIS 2,500 thousands) and the issuance of 19,722 Ordinary Shares worth of approximately $505 thousands (NIS 1,900 thousands) which presents their fair value through Company's equity transferred at the closing date, hence the purchase price will not exceed approximately $5,675 thousands (NIS 21,000 thousands). The final consideration is the subject to working capital adjustments.

The acquisition has been accounted for using the acquisition method. The identifiable assets acquired, and liabilities assumed have been measured at fair values as of the acquisition date. The following table summarizes the fair values of the identifiable assets and liabilities at the acquisition date:

US Dollars in thousands
Cash	4,089
Deferred consideration	769
Issuance of Ordinary Shares	505
Total	5,363

Amounts recognized on the acquisition date:
Cash and cash equivalents	401
Trade receivables	2,643
Inventory	1,269
Right of use assets	1,466
Other receivables	284
Property and equipment	158
Deferred Income	(693)
Trade payables	(635)
Other liabilities	(754)
Other payables	(1,744)
Lease liabilities	(1,466)
Total	929
Goodwill and identifiable intangible assets	4,434
Total	5,363

The excess of the purchase consideration over the fair value of the net identifiable assets has been recorded as Goodwill. Goodwill represents the expected synergies and intangible assets that do not qualify for separate recognition.

The following is information about revenues and losses of the Group under the assumption that Roseman transaction was completed on January 1, 2024: (1) The Group’s revenues for the reported period ended June 30, 2024, would have been $143,883 thousand, compared to $142,049 thousand as reported, and; (2) The Group's losses for reported period ended June 30, 2024, would have been $8,165 thousand compared to $7,969 thousand as reported.

The additional revenue included in the consolidated income statement since the acquisition date resulting from consolidating Roseman's results was $2,246 thousand during the reported period. Additionally, the consolidation of Roseman resulted in an increase of $196 thousand in the loss for the reported period ended June 30, 2024.

The accounting for the business combination is incomplete at the reporting date. The provisional amounts recognized for the acquired identifiable assets and liabilities are based on the information available at the date of the issuance of these condensed financial statements. The Company is still in the process of finalizing the fair value assessments of these items. In accordance with IFRS 3R, the measurement period is up to one year from the acquisition date, during which adjustments may be made to the provisional amounts as new information is obtained about facts and circumstances that existed as of the acquisition date.

b.	Acquisition of VMtecnologia LTDA.
On April 30, 2024, the company successfully completed the acquisition of the entire share capital of VMtecnologia LTDA. (hereinafter "VM"), a Brazilian entity incorporated under the laws of Brazil and operates in the unattended retail market with an easy-to-use, proprietary and secure technology. VM's solution simplifies and enables the operation of autonomous stores with hardware, point-of-sale software, and payment solutions.

The purchase consideration comprised of (1) approximately $12,762 thousands in cash on the date of the closing (BRL 66,000 thousands) reduced by the Estimated Indebtedness and increased by the Estimated Cash, (2) Contingent consideration of approximately $8,508 thousands (BRL 44,000 thousands) which is subject to VM's revenues growth and other certain milestones. Except of a one individual seller that will receive certain portion by cash, the other sellers may receive, in company's sole discretion, up to 50% of the consideration in company's shares all to be paid in installments up to April 30, 2027 subject to certain revenue growth conditions, (3) Contingent consideration of approximately $5,317 thousands (BRL 27,500 thousands), where $4,834 thousands (BRL 25,000 thousands) shall be paid with the Company's shares, at the share price of the Company determined at the date of the closing and the remaining approximately $483 thousands (BRL 2,500 thousands) shall be paid in cash, both are due on April 30, 2027. The contingent consideration is subject to VM’s revenue performance, and (4) all subject to adjustments to final Cash, Indebtedness and Working Capital (as defined in the purchase agreement).

The acquisition has been accounted for using the acquisition method. The identifiable assets acquired, and liabilities assumed have been measured at fair values as of the acquisition date. The following table summarizes the fair values of the identifiable assets and liabilities at the acquisition date:

US Dollars in thousands
Cash	11,345
Contingent Consideration	5,429
Total	16,774

Amounts recognized on acquisition date:
Cash and cash equivalents	99
Trade receivables	669
Other receivables	651
Property and equipment, net	6,648
Right of use	46
Trade payables	(407)
Other payables	(710)
Other liabilities	(684)
Lease liability	(53)
Long term liabilities	(433)
Deferred Tax Liability	(232)
Total	5,594

Goodwill and identifiable intangible assets	11,180
Total	16,774

The excess of the purchase consideration over the fair value of the net identifiable assets has been recorded as Goodwill. Goodwill represents the expected synergies and intangible assets that do not qualify for separate recognition.

The following is information about revenues and losses of the Group under the assumption that VM transaction was completed on January 1, 2024: (1) The Group’s revenues for the reported period ended June 30, 2024, would have been $145,457 thousand, compared to $142,049 thousand as reported, and; (2) The Group's losses for reported period ended June 30, 2024, would have been $ 7,078 thousand compared to $ 7,969 thousand as reported.

The additional revenue included in the consolidated income statement since the acquisition date resulting from consolidating VM's results was $ 1,947 thousand during the reported period. Additionally, the consolidation of VM resulted in a decrease by $ 319 thousand in the loss for the reported period ended June 30, 2024.

The accounting for the business combination is incomplete at the reporting date. The provisional amounts recognized for the acquired identifiable assets and liabilities are based on the information available at the date of the issuance of these condensed financial statements. The company is still in the process of finalizing the fair value assessments of these items. In accordance with IFRS 3R, the measurement period is up to one year from the acquisition date, during which adjustments may be made to the provisional amounts as new information is obtained about facts and circumstances that existed as of the acquisition date.

c.	On Track Innovation Ltd. – Israel Competition Authority

As previously disclosed, the Israeli Competition Authority (the “ICA”) has requested from the Company documents and information related mainly to its acquisition of On Track Innovation Ltd. The Company has provided the requested information and commenced discussions with the ICA

While we cannot predict the outcome, it is likely that if our discussions with the ICA are unsuccessful,  we expect the ICA would seek to take enforcement actions against the Company, which could include imposing a fine on the Company, the amount of which could be material. The dialog with the ICA continues and it is difficult to assess when or how this process will conclude, or what results it may have to the Company.

d.	Long Term Loan - Retail Pro International LLC acquisition

During 2023, the Company funded an acquisition of Retail Pro International LLC by the cash portion of the consideration payable at the closing, with a short-term credit facility that the Company received (see note 26 in the annual financial statements for the year ended December 31, 2023). On February 25, 2024, the Company received from the same lender an approval for a long-term loan through bank financing that was used to repay the short-term credit facility. The long-term loan was fully executed and bears a SOFR based variable interest rates. Under the credit facility above of the financing agreement, the Company is required to meet certain financial covenants.

As of the date of these condensed financial statements, the Company met all the covenants set by the lenders.